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                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of July 25, 1996, but effective for all purposes as of June 28, 1996, is entered into between and among HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Borrower") and THE FIRST NATIONAL BANK OF BOSTON ("Bank of Boston") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk") (Bank of Boston and BOk, together with each other Person that becomes a Bank pursuant to Section 11 of the Credit Agreement (hereinafter defined) collectively referred to herein as the "Banks"), Bank of Boston as administrative and structuring agent for the Banks (in such capacity, the "Administrative Agent") and BOk, as documentation agent for the Banks (in such capacity, the "Documentation Agent").

         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Documentation Agent entered into that certain Credit Agreement dated as of June 25, 1996 (as amended and modified, collectively the "Credit Agreement"); and

         WHEREAS, the Borrower has requested the Banks, the Administrative Agent and the Documentation Agent to amend and modify certain provisions of
Article VII of the Credit Agreement to correct and clarify certain technical errors and inadvertent omissions; and

         WHEREAS, the Banks, the Administrative Agent and the Documentation Agent are willing to make such requested amendments and modifications, subject to clarification of the inclusion of Borrower's calculations of post acquisition compliance with financial covenants as a part of the Acquisition/Capex Due Diligence Packet described and defined in Section 2.1.3 of the Credit Agreement.

         1. Clauses (vi) and (x) of Section 7B.2 of the Credit Agreement are amended and modified t delete references therein to "clause (xiii)" and to insert therein in lieu of each such reference the phrase "clause (xiv)".

         2. Clause (ix) of Section 7B.2 of the Credit Agreement is deleted in its entirety.

         3. Clause (xiii) of Section 7B.2 of the Credit Agreement is deleted and replaced in its entirety by the following:

                 "(xiii) the Borrower may become and remain liable with respect to Indebtedness incurred in respect of Capitalized Lease Obligations and Non-Compete Obligations; provided that the Lien in respect thereof is permitted by clause (viii) of Section 7B.3; and".

         4. Sub-clause (iii) of the fourth sentence of Section 2.1.3 of the Credit Agreement is deleted and replaced in its entirety by the following:

                 "(iii) A full and complete copy of Borrower's internal acquisition or capital expenditure model (in general form, content and detail as utilized by the
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         General Partner or its Affiliates for similar acquisitions or capital expenditures prior to the Initial Closing Date), including, without limitation, calculations demonstrating Borrower's continued compliance with the financial ratios of Section 7B.1(i) and (ii) hereof as of and following the closing of such proposed acquisition or capital expenditure (utilizing, for the purpose of such demonstration, and subject to the calculation of Consolidated EBITDA resulting from such proposed Asset Acquisition, including adjustments permitted thereby, the financial statements of the Borrower and of the acquired business or asset for the most recent period of twelve consecutive months (as opposed to the immediately preceding four full fiscal quarters) for which such statements are available), and".


         5. All of the remaining terms, provisions and conditions of the Credit Agreement, except as otherwise expressly amended and modified by this First Amendment, shall continue in full force and effect in all respects. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute a single First Amendment.

         6. The effectiveness of paragraph 3 of this First Amendment is conditioned on the consummation of an identical amendment to Section 6B(xii) of the Note Purchase Agreement executed by the requisite percentage (Required Holders) of Note purchasers as required thereby.


         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be duly executed and delivered in Tulsa, Oklahoma, effective as of the 28th day of June, 1996.

                                        "Borrower"

                                        HERITAGE OPERATING, L.P., a Delaware
                                        limited partnership

                                        By:     Heritage Holdings, Inc.
                                                a Delaware corporation,
                                                general partner

                                        By:
                                           ------------------------------------
                                                   H. Michael Krimbill
                                                   Chief Financial Officer





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                                        "Banks"

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:
                                           ------------------------------------
                                             H. Louis Bailey, Managing Director


                                        BANK OF OKLAHOMA, NATIONAL
                                        ASSOCIATION


                                        By:
                                           ------------------------------------
                                             Denise L. Maltby, Vice President



                                        "Administrative Agent"

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:
                                           ------------------------------------
                                             H. Louis Bailey, Managing Director


                                        "Documentation Agent"

                                        BANK OF OKLAHOMA, NATIONAL
                                        ASSOCIATION


                                        By:
                                           ------------------------------------
                                             Denise L. Maltby, Vice President





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